REPLACEMENT RESERVE
                             AND SECURITY AGREEMENT

     THIS REPLACEMENT RESERVE AND SECURITY AGREEMENT (this "Agreement") is made as of December 18, 1996, by ROGER P. SONNABEND, PETER J. SONNABEND, and BOY A.J. VAN RIEL, trustees of the Charterhouse of Cambridge Trust, and not individually, under a Declaration of Trust dated December 27, 1963 and recorded at Middlesex South Deeds Book 11160, Page 340, as amended by Amendment of Declaration of Trust dated July 8, 1966 and recorded at Middlesex South Deeds Book 11160, Page 359 ("Charterhouse"), and SONESTA OF MASSACHUSETTS, INC., a Massachusetts corporation ("Sonesta," and, together with Charterhouse, collectively, ("Debtor"), for the benefit of SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation ("Secured Party").

                                    RECITALS

     A. Secured Party has agreed to extend to Debtor a loan (the "Loan") in the principal amount of $22,880,000.00, to be evidenced by a Promissory Note, of even date herewith, payable to the order of Secured Party and in the original principal amount of the Loan (the "Note") and secured by, among other things, a Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents of even date herewith (the "Mortgage"), encumbering certain real property located in Cambridge, Massachusetts, more particularly described therein (the "Property").

     B. The Note, Mortgage and all other documents and instruments now or hereafter evidencing or securing the Loan shall hereinafter be referred to as the "Loan Documents." Capitalized terms not otherwise defined herein shall bear the meanings set forth in the Mortgage.

     C. To provide for a reserve for capital improvements, Debtor has agreed to execute this Agreement.

     D. To further secure the Note, Secured Party has requested and Debtor has agreed to assign to Secured Party and to grant to Secured Party a security interest in certain property of Debtor.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees as follows:

          1. Assignment and Grant of Security Interest. Debtor hereby assigns to Secured Party, and grants to Secured Party a security interest in, the Collateral (as hereinafter defined) to secure the timely payment and performance by Debtor of the Obligations (as hereinafter defined).

          2. Collateral. The term "Collateral" shall mean: all funds from time to time on deposit in the "Replacement Reserve Account" (as hereinafter defined), all Debtor's right, title and interest in and to the Replacement Reserve Account; all rights to payment from the Replacement Reserve Account and the money deposited therein or credited thereto (whether now due or in the future due and whether now or in the future on deposit); all interest thereon; any certificates, instruments and securities, if any, representing the Replacement Reserve Account; all claims, demands, general intangibles, choses in action and other rights or interests of Debtor in respect of the Replacement Reserve Account; any increases, renewals, extensions, substitutions and replacements thereof; and all proceeds of the foregoing.

          3. Obligations. The obligations secured by this Agreement shall consist of any and all debts, obligations, and liabilities of Debtor to Secured Party arising out of, connected with, or related to the Note, the Loan Documents, this Agreement, and all amendments, extensions, or renewals of all such documents, whether now existing or hereafter arising (all of the obligations described in this Paragraph 3 are collectively referred to herein as the "Obligations").

          4. Replacement Reserve.

               (a) On or before March 1, 1997 (the "Commencement Date"), and continuing on or before the first day of each month thereafter during the term of the Loan, Debtor shall deposit into an account at an FDIC-insured financial institution chosen by Debtor and acceptable to Secured Party in its reasonable discretion (the "Replacement Reserve Account"), four percent (4%) of Gross Revenue (hereinafter defined) for the calendar month ending on the last day of the month that is two months preceding such date. For example, assuming the Commencement Date is November 1, then Debtor shall deposit 4% of Gross Revenue for the period from September 1 through September 30 into the Replacement Reserve Account on or before November 1; Debtor shall deposit 4% of Gross Revenue for the period from October 1 through October 31 into the Replacement Reserve Account on or before December 1, and so on. The sum of all monies on deposit from time to time in the Replacement Reserve Account, including any interest earned thereon, is referred to hereinafter as the "Replacement Reserve."

               (b) For purposes of this Agreement, "Gross Revenue" shall mean all revenue received by or on behalf of Debtor from or with respect to the Property for the relevant period for which the calculation of Gross Revenue is being made, including, but not limited to, payments to Debtor from tenants and other occupants in connection with Leases of any portion of the Property or from the operation of the Property, room rentals or occupancy fees or charges, telephone and television charges, usage fees for spa or pool facilities, advertising revenues, garage and parking fees, vending machine and concession revenues, payments received from insurance on account of business or rental interruption and condemnation proceeds from any temporary use or occupancy. Gross Revenue shall not include: (i) proceeds from the sale or other disposition of any part or all of the Property, or from any financing or refinancing of the Property; (ii) proceeds from any condemnation of any part or all of the Property (except for temporary use or occupancy); (iii) proceeds on account of a casualty to the Property (other than payments from insurance on account of business or rental interruption); (iv) other insurance proceeds (other than in compensation of lost revenues or its equivalent); (v) security deposits paid under Leases of all or a part of the Property, unless and until retained and applied by Debtor in accordance with the terms of such Leases; (vi) similar items or transactions, the proceeds of which under generally accepted accounting principles are deemed attributable to capital and are not in the nature of rent or compensation therefor; and (vii) contributions or loans to Debtor by any affiliate of Debtor.

               (c) Notwithstanding the foregoing, Debtor shall be permitted to implement the approved Budget (as hereinafter defined) program for the current calendar year notwithstanding that the amount of funds in the Replacement Reserve Account is not then adequate to cover the cost of items purchased or work undertaken pursuant to the Budget, and Debtor shall be solely responsible for funding out of its separate funds the difference between the amount of funds in the Replacement Reserve Account and the cost of such items and work. Any such amounts funded by Debtor out of its separate funds shall, if consistent with the Budget, be reimbursed to Debtor out of first funds subsequently deposited in the Replacement Reserve Account in the remaining months of the same calendar year. Debtor shall, further, provide Secured Party with regular updates regarding the status of items purchased and work performed pursuant to the current year's Budget.

          5. Purpose of Replacement Reserve. The Replacement Reserve shall be maintained by Debtor solely for payment for capital improvements and replacements to the furniture, fixtures and equipment located at the Property (collectively, "Capital Expenses"). Subject to the terms and conditions of this Agreement, Debtor may withdraw funds from the Replacement Reserve Account for Capital Expenses, and for no other purpose.

          6. Capital Budgets.

               (a) On or before the Commencement Date and on or before each succeeding November 1 during the term of the Loan, Debtor shall deliver to Secured Party a proposed capital budget for the Property for the immediately succeeding calendar year, which budget shall set forth Debtor's projection of necessary Capital Expenses for such calendar year, and which budget shall be subject to Secured Party's reasonable approval.

               (b) Secured Party may request reasonable modifications to any budget delivered to Secured Party by Debtor. Once Debtor has made all revisions requested by Secured Party, if any, the revised budget for the Property shall be delivered to Secured Party and shall thereafter become the Capital Expense budget for the Property hereunder (each such budget a "Budget") for the applicable calendar year. If Debtor and Secured Party are unable to agree upon a Budget for any calendar year, the budgeted Capital Expenses provided in the Budget for the preceding calendar year (absent extraordinary items) shall be considered the Budget for the subject calendar year until Secured Party and Debtor agree upon a new Budget for such calendar year.

               (c) From time to time Debtor may submit proposed changes to the current year's Budget to Secured Party, which changes shall be subject to Secured Party's reasonable approval; provided, however, that Secured Party may withhold its approval to any such proposed change in its sole discretion if the implementation of such change (i) would cause the total cost of the Budget for the current year to exceed four percent (4%) of forecasted Gross Revenues for the current year, and
          (ii) are not either mandated by applicable law or necessary to preserve the safety of Property employees and guests or to maintain the structural integrity of the Property.

          7. Withdrawals from Replacement Reserve Account. Debtor may make withdrawals from the Replacement Reserve Account (each, a "Withdrawal") for Capital Expenses upon the following terms and conditions:

               (a) Debtor shall not be entitled to any Withdrawal if a Default (as defined in the Mortgage) or Event of

          Default (hereinafter defined) has occurred and is continuing under the terms of the Note, Mortgage or any other Security Document.

               (b) Debtor may make a Withdrawal for Capital Expenses, and for no other purpose, and only to the extent that Secured Party has given its prior written approval of such Withdrawal or such Capital Expense is set forth in the applicable Budget.

          8. Reports.

               (a) On or before the fifteenth (15th) day of each calendar month, Debtor shall deliver to Secured Party a statement concerning the preceding calendar month period, which statement shall detail all of Debtor's Withdrawals from the Replacement Reserve Account, the Capital Expenses for which such Withdrawals were made, and shall contain a reconciliation of Debtor's Withdrawals versus the Budget for the applicable calendar month and for the applicable calendar year to date. Debtor shall also provide to Secured Party such supporting information, including, without limitation, invoices and paid receipts, as reasonably required by Secured Party to verify such Capital Expenses. If any such statement discloses any inconsistency between the Budget (or any other Capital Expense approved by Secured Party pursuant to Section 7(b) hereof) and the purposes for which Debtor made such Withdrawals, then Debtor shall, within five (5) days of demand therefor, deposit into the Replacement Reserve Account the amount of any such discrepancy.

               (b) Debtor shall deliver to Secured Party all financial statements reasonably required by Secured Party to calculate Gross Revenue, including, without limitation, a statement to be delivered to Secured Party with each deposit of Gross Revenue, that sets forth the amount of Gross Revenue accompanying such statement, if any, and Debtor's calculation of Gross Revenue for the relevant calendar month. Such statements shall be certified by an executive officer of Debtor as having been prepared in accordance with the terms hereof and to be true, accurate and complete in all material respects. If any such statement discloses any inconsistency between the calculation of Gross Revenue and the amount of Gross Revenue actually remitted to Secured Party, Debtor shall immediately remit to Secured Party the amount of any underpayment of Gross Revenue. Secured Party may notify Debtor within thirty (30) days after receipt of any statement or report required hereunder that Secured Party disputes any computation or item contained in any portion of such statement or report. If Secured Party so notifies Debtor, Secured Party and Debtor shall meet in good faith within ten (10) days after Secured Party's notice to Debtor to resolve such disputed items. If, despite such good faith efforts, the parties are unable to resolve the dispute at such meeting or within ten (10) days thereafter, the items shall be resolved by an independent certified public accountant designated by Secured Party within fifteen (15) days after such ten (10) day period. The determination of such accountant shall be final. All fees of such accountant shall be paid by Debtor, provided, however, that if such accountant determines that no additional Gross Revenue is due to be remitted to Secured Party, then Secured Party shall pay the fees of such accountant. Debtor shall remit to Secured Party any additional Gross Revenue found to be due for such periods within ten (10) days after the resolution of such dispute by the parties or the accountant's determination, as applicable. Debtor shall at all times keep and maintain full and accurate books of account and records adequate to reflect correctly all items required in order to calculate Gross Revenue.

          9. Event of Default and Remedies.

               (a) An "Event of Default" shall occur under this Agreement if (i) Debtor fails to perform any monetary obligation under this Agreement within five (5) days after its due date, (ii) if Debtor fails to comply with any of the non-monetary terms of this Agreement within thirty (30) days following notice of default thereof, (iii) an Event of Default occurs under any of the Loan Documents, or (iv) any representation or warranty contained hereunder proves to be untrue or misleading in any material respect.

               (b) An Event of Default hereunder shall constitute an Event of Default under all of the Loan Documents.

               (c) Upon the occurrence of an Event of Default, (i) Debtor shall not be entitled to any Withdrawal from the Replacement Reserve Account; (ii) Secured Party may, at its option, declare all Obligations to be immediately due and payable; and (iii) Secured Party shall be entitled to take immediate possession and control of the Replacement Reserve Account and to pursue all of its rights and remedies hereunder, under the Loan Documents, and to which it is entitled at law and in equity.

          10. Representations and Warranties. In addition to all representations and warranties of Debtor set forth in the Loan Documents, which are incorporated herein by this reference, Debtor hereby represents and warrants that:

               (a) Debtor is the sole and absolute owner of the Collateral and no other person or entity has any right, title, claim, or interest (whether a security interest, lien, charge or otherwise) in, against, or to the Collateral;

               (b) All information heretofore, herein, or (to the best of Debtor's knowledge) hereafter supplied to Secured Party by or on behalf of Debtor with respect to the Collateral and its rights thereto is and will be true and correct in all material respects;

               (c) To the best of Debtor's knowledge, no person or entity has any defense, set off, claim or counterclaim against Debtor which can be asserted against Secured Party, whether in any proceeding to enforce Secured Party's rights in the Collateral or otherwise;

               (d) No financing statements covering any of the Collateral are on file in any public office other than any financing statements which reflect the security interest granted by this Agreement; and

               (e) Debtor has full right to grant to Secured Party the security interest contemplated herein in accordance with the terms of this Agreement.

          11. Covenants of Debtor. Debtor hereby covenants and agrees:

               (a) That Debtor will not, without the prior written consent of Secured Party: (i) grant any security interest or any other interest in any of the Collateral, other than the security interest granted by this Agreement; or (ii) subordinate or permit the subordination of the security interest granted to Secured Party herein to the interest of any other person or entity in or to any of the Collateral. Any attempt to do any of the foregoing without the prior written consent of Secured Party shall be void and ineffective as against Secured Party and shall constitute an Event of Default under the terms of this Agreement;

               (b) At Debtor's  sole cost and  expense,  to appear in and defend any action or proceeding arising under, growing out of, or in any manner connected with the Collateral or the Obligations, and to pay all reasonable costs and expenses of Secured Party, including attorneys' fees in a reasonable sum, in any such action or proceeding in which Secured Party may appear;

               (c) To do all acts that may be necessary to maintain, preserve and protect the Collateral;

               (d) Not to use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, any Security Document, or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral, or to withdraw any funds from the Replacement Reserve Account for any purpose inconsistent with this Agreement;

               (e) To pay promptly when due all taxes, assessments, charges, encumbrances, and liens now or hereafter imposed upon or affecting any Collateral;

               (f) To give prompt notice to Secured Party of any change in either the name or the place of business of Debtor;

               (g) To procure, execute, and deliver from time to time any endorsements, assignments, financing statements, and other writings deemed necessary or appropriate by Secured Party to perfect, maintain, and protect its security interest hereunder and the priority thereof, and to deliver promptly to Secured Party all Collateral consisting of chattel paper or instruments;

               (h) To keep separate, accurate, and complete records of the Collateral and to provide Secured Party with such records and such other reports and information relating to the Collateral as Secured Party may request from time to time;

               (i) Not to surrender or lose possession of (other than to Secured Party), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein, and to keep the Collateral free of all levies and security interests or other liens or charges except those approved in writing by Secured Party;

               (j) To deliver  promptly to Secured  Party copies of all material
          notices  or   communications   received  by  Debtor   concerning   the
          Collateral; and

               (k) That this Agreement shall in no way operate to prevent Secured Party from pursuing any remedy which it now or hereafter may have because of any present or future breach of the terms or conditions of the Obligations or any amendment, modification, or extension thereof.

          12. No Assumption by Secured Party; Indemnification. Secured Party shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any Collateral or by reason of this Agreement. This Agreement and the rights granted Secured Party hereunder shall in no way be construed to make Secured Party a partner of Debtor. Debtor shall perform and discharge all of its obligations, duties and liabilities with respect to any Collateral. Debtor hereby agrees to indemnify Secured Party against and hold it harmless from any and all liability, loss or damage which it may or might incur by reason of this Agreement, and against and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements with respect to any Collateral (except any liability arising as the result of Secured Party's willful misconduct). Should Secured Party incur any such liability, loss or damage under any Collateral or by reason of this Agreement, or in the defense against any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees (together with interest at the Default

     Rate set forth in the Note from the date ten (10) days following demand therefor until paid) shall be included in the Obligations secured hereby, and Debtor shall reimburse Secured Party therefor promptly upon demand, and upon the failure of Debtor to do so, Secured Party may deem Debtor in default of this Agreement and exercise all remedies granted hereby.

          13. Notice of Security Interest; Perfection; Financing Statements. At its option, Secured Party may notify the financial institution that holds the Replacement Reserve Account of Secured Party's security interest in such account. Debtor shall execute such financing statements as Secured Party may request to perfect the rights assigned and the security interest granted by this Agreement, and shall pay the cost of filing such financing statements in such offices in such jurisdictions as Secured Party may require.

          14. Other Information. Secured Party or its agents shall have the right to review and Debtor shall deliver to Secured Party, upon reasonable notice, copies of any documents or instruments affecting or relating to any of the Collateral.

          15. Waiver of Hearing. To the fullest extent permitted by law, Debtor hereby expressly waives any constitutional or other right to a judicial hearing prior to the time Secured Party takes possession, disposes of, assigns, or succeeds to the Collateral upon an Event of Default as provided in Paragraph 9 hereof. Debtor hereby expressly waives any right to require Secured Party to proceed against any person or to exhaust any security or to pursue any remedy in Secured Party's power.

          16. Cumulative Rights. The rights, powers and remedies of Secured Party under this Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any statute or rule of law or the terms and conditions of the Obligations, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's security interest in the Collateral.

          17. Waiver. Any forbearance, failure or delay by Secured Party in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party.

          18. Setoff. Debtor agrees that Secured Party may exercise its rights of setoff with respect to the Obligations in the same manner as if the Obligations were unsecured.

          19. No Assignment; Successors and Assigns. Except as otherwise provided herein, Debtor may not assign, encumber, or transfer in any manner whatsoever all or any part of its interest in the Collateral without the prior written consent of Secured Party. Secured Party's consent to one assignment or other transfer shall not be deemed to be a consent to any subsequent assignment or transfer. Any transferee or assignee of all or any part of Debtor's interest in any Collateral shall hold such interest subject to all the terms, conditions and provisions of this Agreement. All rights of Secured Party under this Agreement shall inure to the benefit of its successors and assigns, and all obligations of Debtor shall bind its successors and assigns.

          20. Severability. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing those provisions and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired.

          21. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the Massachusetts Uniform Commercial Code. Any dispute concerning Section 6(b), 8(a) or 8(b) shall be resolved pursuant to the expedited Commercial Rules of the American Arbitration Association. Any arbitration shall be held in Boston, Massachusetts, and the prevailing party shall be entitled to receive all costs and expenses incurred in connection with such arbitration.

          22. Address; Trade Name; Records. Debtor represents that its residence or chief place of business is located in either Cambridge, Massachusetts, or Boston, Massachusetts, and that Debtor's records concerning the Collateral are kept at either or both of such locations.

          23. Notices. Any written notice, consent or other communication provided for this Agreement shall be deemed to have been properly given (a) upon personal delivery, (b) on the first business day after receipt of delivery to a courier service which guarantees next-day business delivery, or (c) on the third business day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

     Secured Party:                 SunAmerica Life Insurance Company
                                    1 SunAmerica Center
                                    Century City
                                    Los Angeles, California  90067-6022
                                    Attention: Director--Mortgage Lending and
                                               Real Estate

     Debtor: c/o Sonesta International Hotels Corporation 200 Clarendon Street, 41st Floor
                                    Boston, Massachusetts  02116
                                    Attention:  Office of the Treasurer

Such addresses may be changed by written notice given as provided herein.

          24. Joint and Several Obligation. If Debtor is more than one person or entity, then (a) all persons or entities comprising Debtor are jointly and severally liable for all of the Debtor's obligations hereunder; (b) all representations, warranties, and covenants made by Debtor shall be deemed representations, warranties, and covenants of each of the persons or entities comprising Debtor; (c) any breach, Default or Event of Default by any of the persons or entities comprising Debtor hereunder shall be deemed to be a breach, Default, or Event of Default of Debtor; and (d) any reference herein contained to the knowledge or awareness of Debtor shall mean the knowledge or awareness of any of the persons or entities comprising Debtor.

     25. Headings. Headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

     IN WITNESS WHEREOF, Debtor has executed this Replacement Reserve and Security Agreement as of the day and year first above written.

                                         DEBTOR:



                                         /s/
                                         -----------------------------------
                                         Peter J. Sonnabend, Trustee of
                                         the Charterhouse of Cambridge
                                         Trust, and not individually



                                         /s/
                                         -----------------------------------
                                         Peter J. Sonnabend, Trustee under
                                         a Grant of Trustee Power,
                                         Authority and Discretion dated
                                         December 5, 1996 from Boy A.J.
                                         van Riel, Trustee of the
                                         Charterhouse of Cambridge Trust,
                                         and not individually


                                         SONESTA OF MASSACHUSETTS, INC.,
                                         a Massachusetts corporation



                                         By:/s/
                                            ---------------------------------
                                            Peter J. Sonnabend
                                            Vice President